Restructuring	12 Months Ended
Dec. 31, 2012
Restructuring
Restructuring
During 2012 and 2011, we initiated certain business restructuring initiatives aimed at reducing our fixed cost structure and realigning our business. The 2012 initiatives included the reduction in hourly and salaried headcount of approximately 1,000 employees, which included 500 in Water & Fluid Solutions, 300 in Valves & Controls and 200 in Technical Solutions. The 2011 initiatives included the reduction in hourly and salaried headcount of approximately 210 employees, which included 160 in Water & Fluid Solutions and 50 in Technical Solutions.
Restructuring related costs included in Selling, general and administrative expenses in the Consolidated Statements of Operations and Comprehensive Income (Loss) included costs for severance and other restructuring costs as follows:

	Years ended December 31
In thousands	2012	2011	2010
Severance and related costs	$61,560	$11,500	$—
Other	5,340	1,500	—
Total restructuring costs	$66,900	$13,000	$—

Total restructuring costs related to Water & Fluid Solutions, Valves & Controls and Technical Solutions were $49.1 million ,$5.1 million and $12.7 million, respectively, for the year ended December 31, 2012. Total restructuring costs related to Water & Fluid Solutions and Technical Solutions were $11.0 million and $2.0 million, respectively, for the year ended December 31, 2011.
We assumed $20.1 million of restructuring accruals from actions initiated by Flow Control prior to the Merger relating to employee severance, facility exit and other restructuring costs. Activity in the restructuring accrual recorded in Other current liabilities and Employee compensation and benefits in the Consolidated Balance Sheets is summarized as follows:

	Years ended December 31
In thousands	2012	2011
Beginning balance	$12,805	$3,994
Acquired	20,127	—
Costs incurred	61,560	11,500
Cash payments and other	(34,868)	(2,689)
Ending balance	$59,624	$12,805